UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

March 22, 2011

Date of Report (Date of Earliest Event Reported)

HEWLETT-PACKARD COMPANY

(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                  Regulation FD.

On March 22, 2011, Hewlett-Packard Company (“HP”) provided the following information relating to the status of its employees, facilities and operations following the recent earthquake and related events in Japan:

•                  Our primary concern has been for the safety of our employees and their families, as well as those of our customers, partners and suppliers. We are pleased to report that all HP employees are safe.

•                  None of HP’s offices in the metro Tokyo area sustained any major structural damage, but we are continuing to assess other damage. However, HP’s office in Sendai, which is the office located closest to the epicenter of the earthquake, sustained significant interior damage and remains closed.

•                  HP sells products and services in Japan, with revenue generated from sales in Japan historically accounting for between 3% and 4% of total HP revenue.  In addition, HP obtains components used to manufacture certain of its products from suppliers with operations in Japan.  Those components include LaserJet printer engines and toner, which are obtained from a partner with manufacturing facilities in Japan.  This is an evolving situation; we are in contact with our partners, suppliers and customers and are continuing to assess the impact to HP’s business.

This Current Report on Form 8-K contains forward-looking statements that involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of HP and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any statements about the plans, strategies and objectives of management for future operations; any statements regarding anticipated operational and financial results; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include macroeconomic and geopolitical trends and events; the impact of the earthquake and related events on HP’s customers, suppliers and partners in Japan; the impact of damage to the transportation and logistical infrastructure in Japan on HP’s operations and those of its customers, suppliers and partners; the execution and performance of contracts by HP and its customers, suppliers and partners; the achievement of expected operational and financial results; and other risks that are described in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2011 and HP’s other filings with the Securities and Exchange Commission, including but not limited to HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2010. HP assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT-PACKARD COMPANY

DATE: March 22, 2011	By:	/s/ Paul T. Porrini
	Name:	Paul T. Porrini
	Title:	Vice President, Deputy General Counsel and Assistant Secretary